                                                                 EXHIBIT 99.283

         A PROPOSAL FOR

                                              (SOUTHERN CALIFORNIA EDISON LOGO)
                                             AN EDISON INTERNATIONAL(SM)COMPANY

                                                   Demand Relief Program System
                                                         (DRPS) For Edison CSBU
                                                                   Organization

                                                               February 8, 2001

PEROTSYSTEMS(TM)

Southern California Edison
-------------------------------------------------------------------------------

         DISCLOSURE PROTECTION NOTICE

         This proposal to Southern California Edison is the property of Perot Systems Corporation and contains confidential and/or proprietary information of Perot Systems Corporation. It shall not be disclosed outside of Southern California Edison and shall not be duplicated, used or disclosed -- in whole or in part -- for any purpose other than to evaluate this proposal. Southern California Edison's review of this material is considered acceptance of this Disclosure Protection Notice. Should this be unsatisfactory, please return this material to Perot Systems Corporation. If, however, a contract is awarded to Perot Systems Corporation as a result of -- or in connection with -- this submission, this proposal shall be subject to the confidentiality, proprietary rights and nondisclosure provisions of the resulting contract.


(C) Copyright Perot Systems Corporation. All rights reserved.
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Perot Systems Confidential       June 27, 2002                          Page ii

Southern California Edison
-------------------------------------------------------------------------------

         TABLE OF CONTENTS

PROJECT INTRODUCTION & BACKGROUND....................................         1

   INTRODUCTION......................................................         1
   BACKGROUND........................................................         1

PROJECT SCOPE........................................................         2

   SCOPE OF PROPOSED SOLUTION........................................         2
   OUT OF SCOPE......................................................         2

PSC'S RELEVANT QUALIFICATIONS........................................         3


PROJECT APPROACH.....................................................         4

   WORK PROCESS FLOW.................................................         4
   PROJECT STATUS REPORTING..........................................         4
   PROJECT DELIVERABLES..............................................         4
   PROJECT SCHEDULE..................................................         5
   PROJECT RESOURCES AND PROFESSIONAL FEES...........................         5
   SCE PAYMENT OPTIONS...............................................         6
   PROPOSAL VALIDITY.................................................         7
   ASSUMPTIONS.......................................................         8
   RISKS.............................................................         8

ACCEPTANCE AND APPROVAL..............................................         9

ATTACHMENT A - CONFIDENTIALITY & NONDISCLOSURE AGREEMENT.............        10


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Perot Systems Confidential       June 27, 2002                         Page iii

Southern California Edison                    Project Introduction & Background
-------------------------------------------------------------------------------

         PROJECT INTRODUCTION & BACKGROUND

         INTRODUCTION


         In response to a request from Southern California Edison Company
         (SCE), Perot Systems Corporation (PSC) has prepared this "Scope of Work" proposal that outlines the scope and cost to develop and implement a Demand Relief Program System (DRPS). This new system will allow SCE to monitor, manage, calculate and prepare monthly Reward / Penalty statements for 300 selected SCE customers (Customers) based on their demand (MW) reduction during peak weekday hours during the summer months of June, July, August and September 2001. The Demand Relief Program (DRP) may be extended in future years as well by regulatory agencies, i.e. California Public Utilities Commission
         (CPUC) and California Independent System Operator (Cal-ISO), as Capacity and Energy shortages are expected to continue in the near term in California.

         BACKGROUND

         The DRP offers SCE's non-residential customers, with a load demand of greater or equal to 300 MW and a commitment to reduce at least 100 MW of their load, the opportunity to receive an incentive payment for reducing their power consumption on certain summer weekdays from June 1, 2001 through September 30, 2001.

         By offering this Cal-ISO initiated DRP, Customers and SCE, gain experience in learning how to respond to high-energy demand and prices by reducing their load demand and energy consumption, thus managing their energy needs more efficiently.

         Under the program, SCE will aggregate Customers demand reduction. SCE will receive a capacity payment and an energy payment from Cal-ISO to fund the DRP. SCE retains a portion of this payment to cover the costs associated with the DRP. For participating in the DRP, Customers will receive a reward payment of $18,500 per MW of demand reduction per month and also an energy payment of $500 per MWh from SCE, however, in case of failure to reduce the demand / consumption, Customers will also be assessed a penalty of $12,000 per MW per month if their performance is less than 25% of their commitment to the DRP in any month. Additionally, if a Customer increases energy consumption in a period of a DRP event, a penalty of $500 per MWh per month applies.

         PSC believes it has the resources and capabilities to develop and implement the DRPS for SCE's use.


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Perot Systems Confidential       June 27, 2002                           Page 1

Southern California Edison                    Project Introduction & Background
-------------------------------------------------------------------------------

         PROJECT SCOPE

         SCOPE OF PROPOSED SOLUTION

         The scope of the DRPS project includes the following items:

         1. The DRPS will have the capability to access the hourly demand and energy consumption of up to 300 pre-selected large usage Customers from SCE's CDAS data files.

         2. The DRPS will calculate 10-Day rolling average hourly energy consumption for each of these Customers, excluding holidays, weekends and any prior DRP events and also, the Customer's metered usage for the hour the DRP event is called.

         3. The DRPS will determine the hourly demand (KW) and energy usage reduction for each of the 300 pre-selected Customers for all DRP event days during the summer months of June, July, August and September 2001.

         4. The DRPS will prepare and print a monthly incentive billing statement, including a reward / penalty amount, for each Customer based on hourly demand and energy usage reduction.

         5. The DRPS will prepare and print a consolidated monthly report for all 300 Customers for review and final auditing.

         6. The DRPS will be implemented on two workstations with a common data base.

         OUT OF SCOPE

         The scope of the DRPS project excludes the following items and therefore these will be out of scope of the proposed DRPS:

         1. The DRPS will not have any links to SCE's Email or Pager system to communicate with any of the Customers selected for the Demand Relief Program.

         2. The DRPS will not provide any interface for any Customer to view or modify their DRP related data or statement.

         3. The DRPS will also not have any interface or integration with any other SCE systems, except hourly data reads from CDAS for the selected 300 DRP Customers.

         4. The DRPS project does not include acquisition of any hardware or third party software tools for the implementation of the DRPS. If any are required, they will be provided by SCE.


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Perot Systems Confidential       June 27, 2002                           Page 2

Southern California Edison                        PSC'S Relevant Qualifications
-------------------------------------------------------------------------------

         PSC'S RELEVANT QUALIFICATIONS

         PSC is prepared to develop the proposed DRPS as soon as SCE receives CPUC approval to proceed with the DRP and engages PSC to initiate the DRPS development project.

         PSC believes it is uniquely qualified to successfully implement this DRPS project as evidenced by the following key attributes and facts:

         -- PSC has resources who are experts in electric utility business and are also familiar with SCE's IT infrastructure, processes and methodologies.
         -- PSC has designed, developed and implemented many new application system projects for various business units in SCE since November 1994.
         -- All application systems developed by PSC are in extensive use by various SCE business units' staff. Some of these key application projects are:
                  1.       The Wholesale Energy System (WES) for managing QFs
                           and Resale Cities billings and payments
                  2.       Metered Data Management and Acquisition (MDMA)
                           System to access and manage metered data of direct access customers owned by Energy service providers
                  3.       Customer Revenue and Reporting Information System
                           (CRRIS)
                  4.       Substation Data Collection and Reporting System
                           (SDCRS)
                  5.       Integration Bus System (IBS) and
                  6.       Events Logging System (ELS).
         --       PSC also currently maintains the Wholesale Energy System
                  (WES) for SCE's QF Resources organization.
         -- Shashi Pandey, the proposed PSC Project Manager, has worked on most of these SCE application projects in the past, and most recently, on SDCRS, IBS and ELS projects
         -- David Hughes, Senior Application Architect / Developer, will be available to contribute his talents to the DRPS project team. Mr. Hughes also worked on the WES development project as a Technical Lead and as an Advisor during its maintenance phase from December 1998 to the present.

         The PSC team brings many years of valuable utility business analysis and project management experience to the project as well as six years of direct experience with SCE's business practices and operations, and IT infrastructure environment, business data, integration, and service levels. PSC is confident of its resources in constituting a cohesive project team for the DRPS project in order to complete this project successfully on time and within budget.


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Perot Systems Confidential       June 27, 2002                           Page 3

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         PROJECT APPROACH

         The proposed DRPS project will be managed using PSC's proven methodology which includes disciplined process controls in line with SCE standards. The PSC Project Manager will be responsible for developing the statement of work (SOW) document including all business and system requirements, and validating the various tasks and deliverables contained therein in close coordination with the SCE Project Manager.

         WORK PROCESS FLOW

         -- A project initiation meeting will be held to plan the parameters for the conduct of the DRPS project and to have the PSC and SCE Project Managers agree on a procedure that will ensure swift resolution of any new items and change issues.
         -- The PSC team will interview CSBU management staff associated with the DRP to establish all business and system requirements involving data, user interfaces, menu sub-systems, DRP rewards / penalty statements, and reports, and will validate them before designing and developing the DRPS. These requirement details, related tasks and deliverables will be part of the base line DRPS and will also be documented.

         PROJECT STATUS REPORTING

         The PSC Project Manager will work closely with the SCE Project Manager and will be responsible for providing a weekly status on the DRPS project.

         PROJECT DELIVERABLES

         1.       DRPS Requirements Document

         2.       DRPS Design Document

         3.       DRPS Testing Document

         4.       DRPS Implementation on two workstations

         5.       User Documentation

         6.       Training


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Perot Systems Confidential       June 27, 2002                           Page 4

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         PROJECT SCHEDULE

         Under this proposal, the DRPS project work is scheduled to begin on March 15, 2001 and is estimated to be completed by the PSC team no later than May 15, 2001 based on the tasks and deliverables set forth herein.

          PROJECT RESOURCES AND PROFESSIONAL FEES

         PSC will provide the resources for DRPS project on a time and materials basis at the hourly rates described in the table below. Based upon our current knowledge of the DRPS project and the deliverables described herein, PSC estimates the following resources and hours will be required:

         -------------------------------------------------------------------------------------------------------------
                                                                   PSC Hourly     Estimated Hours  Estimated Charges
                  DRPS Project Resource Requirements            Billing Rate ($)                          ($)
         -------------------------------------------------------------------------------------------------------------
         Shashi Pandey, Project Manager and                           $170              120              $20,400
         Requirements Specialist
         -------------------------------------------------------------------------------------------------------------
         Dave Hughes, Senior Specialist, Architect & Designer         $150              160              $24,000
         -------------------------------------------------------------------------------------------------------------
         Kris Freyermuth, Manju Shivaswamy, Duane Sawyer,             $125              460              $57,500
         Specialists, Development, Coding, Testing and
         Documentation
         -------------------------------------------------------------------------------------------------------------
         Richard Dickson, Senior Specialist, Testing scripts          $135              100              $13,500
         and documentation
         -------------------------------------------------------------------------------------------------------------
         Bob Winner, Senior Specialist, Roll-Out                      $150               20              $3,000
         -------------------------------------------------------------------------------------------------------------
         Robert Rubino, Specialist, Training &  Implementation        $125               60              $7,500
         -------------------------------------------------------------------------------------------------------------
         TOTAL                                                                          920             $125,900
         -------------------------------------------------------------------------------------------------------------

         PSC's estimated charges in the above table are provided for SCE's budgetary purposes only. PSC requires the flexibility to replace any resource with an equally qualified PSC associate.

         PSC will employ its standard change control methodology to record and track all material changes and/or modifications to the current DRPS project scope in consultation with the SCE Project Manager. Based on our current understanding of the services required for the DRPS project, PSC estimates that its price to complete the DRPS project is $125,900 as set forth in the table above. PSC agrees to notify the SCE Project Manager when DRPS project costs reach 80 % of the estimated price. At that time, if PSC determines that additional work will be required to complete the DRPS project, the PSC Project Manager


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Perot Systems Confidential       June 27, 2002                           Page 5

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         will inform the SCE Project Manager to request additional funding or modify the DRPS project scope as required to complete the DRPS project. If the additional funding or scope change is not approved by SCE, PSC will not initiate work or deploy resources that will incur additional costs over the estimated price without prior written authorization from Client.

         PSC does not expect any expenses related to transportation (plane and car), hotel and food for the DRPS project, unless use of out-of-town resources becomes necessary. PSC will inform the SCE Project Manager if such resources are required before they are assigned to the DRPS project. If the SCE Project Manager approves such out-of-town resources, SCE will reimburse PSC for the travel and out-of-pocket expenses incurred by such resources.

         PSC proposes that our services for DRPS project will be performed under a task order (Task Order), subject to the terms and conditions of the Master Services Agreement, executed between the parties and effective November 20, 2000.

         SCE PAYMENT OPTIONS


         SCE may choose one of the following options for payment of PSC's fees for the DRPS project:

         OPTION #1-        PSC ESTIMATES ITS PRICE TO COMPLETE THE DRPS PROJECT
                           FOR SCE IS $125,900 ON A TIME AND MATERIALS BASIS.
                           PAYMENT OF THIS AMOUNT, UNDER OPTION #1 WILL BE AS
                           FOLLOWS:

                           -- PSC will bill SCE on the first day of every month for the previous month's charges, based on a time and material basis, which will be payable within 30 days.

         OPTION #2-        PSC ESTIMATES ITS PRICE TO COMPLETE THE DRPS PROJECT
                           FOR SCE IS $125,900 ON A TIME AND MATERIALS BASIS.
                           PAYMENT OF THIS AMOUNT, UNDER OPTION #2 WILL
                           COMPRISE OF TWO PARTS, I.E. A BASE AMOUNT OF
                           $109,900 AND A DEFERRED GUARANTEED MONTHLY
                           TRANSACTION FEE BASED ON TOTAL DRP MW REDUCTION BY
                           SCE'S CUSTOMERS. THESE TWO PART PAYMENTS WILL BE
                           BILLED BY PSC AND WILL BE PAID BY SCE AS DETAILED
                           BELOW:

                  PART 1-  PAYMENT OF THE BASE AMOUNT OF $109,900

                           -- PSC will bill SCE on the first day of every month for the previous month's charges, based on a time and material basis, which will be payable within 30 days.

                  PART 2- PAYMENT OF THE DEFERRED MONTHLY TRANSACTIONAL FEE BASED ON TOTAL DRP MW REDUCTION BY SCE'S CUSTOMERS

                           -- PSC will defer $16,000 of the estimated up-front fee of $125,900 in exchange for payment of a guaranteed monthly transaction fee. Upon acceptance of this


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Perot Systems Confidential       June 27, 2002                           Page 6

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

                                    proposal, the parties will mutually agree the manner in which the payment is deferred.

                           -- The transactional fee will be paid by SCE to PSC at a guaranteed minimum of $4,000 per month up to a maximum of $10,000 per month on July 1, August 1, September 1, October 1, 2001. This is calculated by the MW demand reduction for SCE's Customers for the months June through September 2001 as follows:

                           -- a minimum guaranteed payment of $4000 per month for any demand reduction by SCE's Customers up to 100 MW or less, and

                           -- an additional $60 transactional fees per each 1 MW demand reduction per month by SCE's Customers in excess of 100 MW, subject to a maximum of transaction fee of $10,000 per month.

         PROPOSAL VALIDITY

         In an effort to meet the proposed DRPS project schedule by PSC, this PROPOSAL IS VALID UNTIL MARCH 5, 2001 OR EARLIER, if accepted.


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Perot Systems Confidential       June 27, 2002                           Page 7

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         ASSUMPTIONS

         1. SCE will execute a Task Order by March 1, 2001 (or sooner if the CPUC approves the DRP for the summer of 2001) authorizing PSC to commence its services for the DRPS project.

         2. SCE will pay and provide the two workstations and the selected MS Access software required for developing and implementing the DRPS.

         3. Development and testing work can be performed on SCE premises (GO Complex) or at PSC's Alhambra facilities. In the case of SCE premises, SCE will provide site access to the PSC project team, and office space with workstation and phone facilities. No additional costs will be charged to SCE in case PSC project team develops the DRPS system at its Alhambra facilities.

         4. PSC will provide training in the use of the DRPS system to two staff members of SCE, associated with the DRP management duties in the CSBU organization.

         5. SCE's CDAS staff will provide all data format details and calculation methods related to the DRP Customers to PSC project team.

         6. In order for SCE to initiate the DRP on June 1, 2001 for the selected Customers, the SCE Project Manager will coordinate with other applicable SCE organizations, including but not limited to SCE's IT organization, to provide the necessary inputs and support in a timely manner so that the PSC project team can complete DRPS requirements, development, testing and implementation within the assigned DRPS project time of two months (from 3/15/01 to 5/15/01) .

         RISKS

         Since PSC will require a minimum of two months of the development time for the successful completion of the DRPS project, it is essential for SCE to obtain the regulatory approval for the DRP from CPUC by March 1, 2001 and execute the Task Order to engage PSC for the DRPS project before March 15, 2001.


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Perot Systems Confidential       June 27, 2002                           Page 8

Southern California Edison                              Acceptance and Approval
-------------------------------------------------------------------------------

         ACCEPTANCE AND APPROVAL

         Company Name: Perot Systems Corporation



By:
    --------------------------------------------



         Name: Mike Kenealy
               ---------------------------------



         Title: PSC Account Manager               Date:
                --------------------------------       ------------------------



         Fed. Tax I.D. # 75-2230-700
                         -----------------------

         Company Name: Southern California Edison



By:
    --------------------------------------------



         Name: Marvin Clark
               ---------------------------------



         Title: Marketing Manager, CSBU, SCE      Date:
                --------------------------------       ------------------------



         Fed. Tax I.D.
                      --------------------------


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Perot Systems Confidential       June 27, 2002                           Page 9

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         ATTACHMENT A - CONFIDENTIALITY &
         NONDISCLOSURE AGREEMENT

         This Nondisclosure Agreement (the "Agreement") is entered into between
                                   , a                     corporation
         --------------------------    -------------------
         ("Company") and Perot Systems Corporation, a Delaware corporation
         ("Perot Systems") as of                       , 199  .
                                 ---------------------      --

         In order for the parties to discuss a business relationship, each party may need to disclose confidential or proprietary information to the other regarding its business activities and plans (the "Confidential Information"). The parties agree to protect each other's Confidential Information disclosed within thirty days before or within 180 days after the execution of this Agreement on the following terms.

1. Each party shall use at least the same degree of care, but no less than a reasonable degree of care, to avoid unauthorized disclosure or use of the other party's Confidential Information as it employs with respect to its own Confidential Information of like importance. Receipt and disclosure of Confidential Information will be coordinated for the parties by:



For Perot Systems:
                  --------------------------



For Company:
            --------------------------------

2. Neither party has any obligation with respect to any Confidential Information which (a) was previously known by such party without obligations of confidentiality; (b) that party independently develops;
         (c) is or becomes publicly available without a breach of this Agreement by either party; or (d) is disclosed to it by a third person who is not required to maintain its confidentiality. The party claiming any of the above exceptions has the burden of proving its applicability.

3. Each party may disclose Confidential Information only to its own officers, directors and employees and to its consultants and advisors who reasonably need to know it. Each party shall be responsible to the other for any violation of this Agreement by its own officers, directors, employees, consultants or advisors.

4. Neither party may print or copy, in whole or in part, any documents or other media containing any Confidential Information without the prior written


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Perot Systems Confidential       June 27, 2002                          Page 10

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         consent of the other party other than copies for its officers, directors, employees, consultants or advisors who are working on the matter. Neither party will remove or deface any notice of copyright, trademark, logo or other proprietary notice of the other party appearing on any original or copy of the other's Confidential Information.

5. Neither party may use the other party's Confidential Information for competing with the other party or for any purpose not in furtherance of the business relationship between them.

6. Each party's Confidential Information shall remain its own property. Upon the request of the other party, each party shall return all of the other's Confidential Information, or destroy it and provide the other party with written certification of such destruction, except for archival and backup copies that are not readily available for use and business records required by law to be retained.

7. If either party becomes legally obligated to disclose any of the other party's Confidential Information, the party subject to the obligation shall notify the other party in writing promptly and shall cooperate with the other party at the other party's expense in seeking a protective order or other appropriate remedy.

8. Each party agrees that in the event of a breach or threatened breach by either party, including its officers, directors, consultants or employees, of the provisions of this Agreement, the non-breaching party will have no adequate remedy in money damages and, accordingly, shall be entitled to seek an injunction against such breach, in addition to any other legal or equitable remedies available to it.

9. Each party is disclosing Confidential Information solely on an "AS IS" basis, with no warranties. The disclosing party will not be liable for any damages arising out of the use of Confidential Information disclosed hereunder.

10. If any Confidential Information originating in the United States is authorized by this Agreement to be disclosed outside the United States, the receiving party agrees to ensure that it or any materials derived from it are not disclosed or communicated to any individual or entity in any country to which the export of such information is prohibited by U.S. export laws or regulations.

11. This Agreement is governed by the laws of Texas without regard to its rules on conflicts of law. Neither party may assign its rights or obligations under this Agreement. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party sought to be bound. This Agreement is the entire agreement between the parties on nondisclosure of confidential information and supersedes all prior representations and agreements between the parties on that subject. This Agreement shall expire two years after the last receipt of Confidential Information by either party.


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Perot Systems Confidential       June 27, 2002                          Page 11

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         AGREED:



                                             PEROT SYSTEMS CORPORATION
         -------------------------------



         By:                                 By:
            ----------------------------        -------------------------------



         Name:                               Name:
              --------------------------          -----------------------------



         Title:                              Title:
               -------------------------           ----------------------------


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Perot Systems Confidential       June 27, 2002                          Page 12